UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 27, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2003-6 Mortgage Pass-Through Certificates, Series 2003-6)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-101254-08              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On June 27, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2003-6 Mortgage Pass-Through Certificates, Series 2003-6, Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3A-4, Class 3A-5, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 6-A-6, Class 6-A-7, Class 6-A-8, Class 6-A-9, Class 7-A-1, Class 8-A-1, Class 9-A-1, Class 9-A-2, Class 9-A-3, Class 9-A-4, Class 9-A-5, Class 9-A-6, Class 9-A-7, Class PO, Class PP-A-X , Class 15-A-X , Class 30-A-X , Class A-R , Class 15-B-1, Class 15-B-2, Class 15-B-3, Class 30-B-1, Class 30-B-2, and Class 30-B-3 certificates (the "Offered Certificates"), having an aggregate original principal balance of $1,428,849,065. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, U.S. Bank National Association, as custodian, Wachovia Bank, National Association, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2003-6 Mortgage Pass-Through Certificates, Series 2003-6, Class 15-B-4, Class 15-B-5, Class 15-B-6, Class 30-B-4, Class 30-B-5, and Class 30-B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of June 1, 2003, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., U.S. Bank National Association,
                                          Wachovia Bank, National Association
                                          and UBS Warburg Real Estate Securities
                                          Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


July 14, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

4                       Pooling and Servicing                          E
                        Agreement, dated as of June
                        1, 2003, among Mortgage Asset
                        Securitization Transactions,
                        Inc., Wells Fargo Bank
                        Minnesota, N.A., U.S. Bank
                        National Association,
                        Wachovia Bank, National
                        Association and UBS Warburg
                        Real Estate Securities Inc.